Rule 497(d)

                                     FT 909

               Supplement to the Prospectus dated November 5, 2004

                              As amended on November 8, 2004

         Notwithstanding anything to the contrary in the Prospectus, in addition to the amount set forth on page 12, Morgan Keegan received a profit of $141,281 from the sale of Securities to the Depositor in connection with the Trust's second subsequent deposit, which is in addition to any concession Morgan Keegan receives on the sale of Units.

November 18, 2004